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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               CytRx Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)




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                                    Filed by CytRx Corporation
                                    pursuant to Rule 14a-12 under the Securities
                                    Exchange Act of 1934.

                                    Subject Company:  CytRx Corporation
                                    Commission File No.  000-15327

                                    Date: May 7, 2002

On May 7, 2002, CytRx Corporation issued the following press release:

                                               FOR IMMEDIATE RELEASE
                                               ---------------------

                                               CytRx Corporation
                                               154 Technology Parkway
                                               Norcross, Georgia  30092
                                               (770) 368-9500
                                               http://www.cytrx.com


CYTRX CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS
---------------------------------------------------------
Atlanta, Georgia, May 7, 2002 -- CytRx Corporation (NASDAQ: CYTR) today announced its financial performance for the three-month period ended March 31, 2002. For the quarter, the Company reported a loss of $179,000, or $0.02 loss per share, versus a loss of $1,157,000, or $0.11 loss per share, for the comparable quarter of 2001.

The Company noted that results for the first quarter of 2002 include a $1,000,000 milestone payment from Merck & Co., Inc. pursuant to Merck's license of CytRx's TranzFect technology.

Jack J. Luchese, CytRx's President & CEO, commented, "On the scientific front, the most significant event of the first quarter for CytRx was the initiation by Merck of a Phase I human study in HIV patients of an experimental DNA-based vaccine incorporating our TranzFect technology. We are very excited about this program and look forward to communicating further results as Merck shares information of their progress with us."

"On the corporate development side," Luchese continued, "we announced in February our proposed merger with Global Genomics Capital. This combination of pharmaceutical and genomics technology will provide our shareholders a technology portfolio with potentially more balance and breadth. Pending regulatory approval of this transaction we expect to submit the merger to our shareholders for approval in the third quarter of this year."

About CytRx Corporation
-----------------------
CytRx Corporation is a biopharmaceutical company focused on the development and commercialization of high-value human therapeutics. The Company's current research and development activities include CRL-5861, an intravenous agent for treatment of sickle cell disease and other acute vaso-occlusive disorders, and TranzFect, a delivery technology for DNA-based vaccines. CytRx has licensed TranzFect to Merck & Co., Inc. for use in Merck's efforts to



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develop DNA-based vaccines for HIV and three other infectious diseases. All other uses of TranzFect for enhancement of viral or non-viral delivery of polynucleotides (such as DNA and RNA) were recently licensed to Vical, Incorporated. CytRx has a research pipeline in the areas of muscular dystrophy, cancer, spinal cord injury, vaccine delivery, gene therapy and food animal feed additives.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the proposed merger not being completed, the integration of CytRx and Global Genomics, available financing for continued operations and the company's inability to successfully develop and market its technology. Additional uncertainties and risks are described in the CytRx's most recently filed SEC documents, such as its most recent annual report on Form 10-K, all quarterly reports on Form 10-Q and any current reports on Form 8-K filed since the date of the last Form 10-K. All forward-looking statements are based upon information available to CytRx on the date the statements are first published. CytRx undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, CytRx will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IMPORTANT INFORMATION WILL BE CONTAINED THEREIN. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by CytRx with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the proxy statement, once available, and CytRx's other filings with the Commission may also be obtained from CytRx by directing a request to CytRx Corporation, 154 Technology Parkway, Norcross, Georgia 30092, Attn: Mark
W. Reynolds.

PARTICIPANTS IN THE SOLICITATION

CytRx and its directors, executive officers and other members of its management may be soliciting proxies from CytRx stockholders in favor of the issuance of shares of CytRx common stock in the merger. Information concerning persons who may be considered participants in the solicitation of CytRx's stockholders under the rules of the Commission is set forth in public filings filed by CytRx with the Commission and will be set forth in the proxy statement when it is filed with the Commission.

For Additional Information, Please Contact:
With the Company:                   Broker Relations:
----------------                    ----------------
Mark Reynolds                       Loren Brown
Vice President, Finance             Madison & Wall Worldwide, Inc.
770-453-0121                        407-682-2001
reynoldm@cytrx.com                  Loren@insidewallstreet.com

                                     -more-




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                                CYTRX CORPORATION
                           CONDENSED FINANCIAL SUMMARY
                  (amounts in thousands, except per share data)


                                                                     Three Months Ended
                                                                         March 31,
                                                            -------------------------------------
                                                                   2002              2001
                                                            -------------------------------------

STATEMENT OF OPERATIONS
-----------------------
Revenues:
    Service revenues                                                $    22            $    26
    License fees                                                      1,000                  -
    Interest income                                                      32                 61
    Grant and other income                                               87                 96
                                                            -------------------------------------
                                                                      1,141                183

Expenses:
    Cost of service revenues                                             11                 13
    Research and development                                            319                448
    Selling, general and administrative                                 990                879
                                                            -------------------------------------
                                                                      1,320              1,340
                                                            -------------------------------------

Net loss                                                            $  (179)           $(1,157)
                                                            =====================================

Basic and diluted income (loss) per common share                    $ (0.02)           $ (0.11)
                                                            =====================================


BALANCE SHEET HIGHLIGHTS
------------------------
    Cash & cash equivalents                                         $ 4,989           $  2,845
    Total current assets                                            $ 5,262           $  2,967
    Total assets                                                    $ 7,604           $  5,785
    Total liabilities                                               $   747           $    814
    Common shares outstanding                                        11,565             10,138

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